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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  Form 8-K/A

                              Amendment No. 2 to
                              Report on Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 3, 1996



                               DENAMERICA CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         GEORGIA                      1-13226                    58-1861457
     ---------------            ---------------------      ---------------------
     (State or other            (Commission File No.)      (IRS Employer ID No.)
jurisdiction of incorporation)


7373 N. Scottsdale Road, Suite D-120, Scottsdale, Arizona            85253
---------------------------------------------------------         ----------
(Address of principal executive office)                           (Zip Code)


      Registrant's telephone number, including area code:  (602) 483-7055

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                               DENAMERICA CORP.

                                  FORM 8-K/A

                              AMENTMENT NO. 2 TO

                          CURRENT REPORT ON FORM 8-K

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a) Consolidated Financial Statements of Black-eyed Pea U.S.A. Inc. and Subsidiaries(1)

         Independent Auditors' Report
         Consolidated Balance Sheets as of April 1, 1996 and April 3, 1995 Consolidated Statements of Operations for the Years Ended April 1,
           1996, April 3, 1995, and March 28, 1994
         Consolidated Statements of Stockholders' Equity for the Years Ended
           April 1, 1996, April 3, 1995, and March 28, 1994
         Consolidated Statements of Cash Flows for the Years Ended April 1,
           1996, April 3, 1995, and March 28, 1994
         Notes to Consolidated Financial Statements

   (1)   Incorporated by reference to the Registrant's Form 8-K/A
         Amendment No. 1 to Report on Form 8-K as filed on September 16, 1996.

(b)  Pro Forma Financial Statements(1)

         Introduction
         Unaudited Condensed Consolidated Pro Forma Statement of Operations For the Year Ended December 27, 1995

         Unaudited Condensed Consolidated Statement of Operations For the 27-Week Period Ended July 3, 1996

         Notes to Unaudited Condensed Consolidated Pro Forma Statements of Operations

   (1)   Incorporated by reference to the Registrant's Form 8-K/A
         Amendment No. 1 to Report on Form 8-K as filed on September 16, 1996.


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(c)     Exhibits.

Exhibit No.                     Description of Exhibit
-----------                     ----------------------

2.5 Stock Purchase Agreement dated May 31, 1996, between BEP Holdings, Inc. and DenAmerica Corp.(1)

4.6 Supplemental Indenture (Series B Notes) between DenAmerica Corp. and State Street Bank and Trust Company, as trustee.(1)

4.7 Common Stock Purchase Warrant dated July 3, 1996, issued to BEP Holdings, Inc.(1)

4.8     Common Stock Purchase Warrant dated July 3, 1996, issued to
        Banque Paribas.(1)

10.92A Amended and Restated Credit Agreement dated as of July 3, 1996, among DenAmerica Corp., the Banks named therein, and Banque Paribas, as Agent.(1)

10.96 Senior Subordinated Promissory Note dated July 3, 1996, in the principal sum of $15,000,000, payable by DenAmerica Corp. to BEP Holdings, Inc.(1)

10.97 Registration Rights Agreement dated as of July 3, 1996, between DenAmerica Corp. and BEP Holdings, Inc.(1)

10.98 Intercreditor Agreement among DenAmerica Corp., certain holders of DenAmerica's Series B Notes, and State Street Bank and Trust Company.(1)

10.99 Sale and Lease Agreement dated July 3, 1996, among FFCA Acquisition Corporation, Black-eyed Pea U.S.A., Inc., and Texas BEP, L.P.(1)

10.100 Form of Lease dated July 3, 1996, between FFCA Acquisition Corp. and DenAmerica Corp.(1)

10.101 Form of Sublease dated July 3, 1996, between DenAmerica Corp. and Black-eyed Pea U.S.A., Inc.(1)

10.102 Form of Sublease dated July 3, 1996, between DenAmerica Corp. and Texas BEP, L.P.(1)

10.103 Equipment Purchase Agreement and Bill of Sale dated July 3, 1996, between LH Leasing Company, Inc. and Black-eyed Pea U.S.A., Inc.(1)

10.104 Equipment Purchase Agreement and Bill of Sale dated July 3, 1996, between LH Leasing Company, Inc. and Texas BEP, L.P.(1)

10.105 Equipment Lease dated July 3, 1996, between LH Leasing Company, Inc. and DenAmerica Corp.(1)

10.106 Equipment Sublease dated July 3, 1996, between DenAmerica Corp. and Black-eyed Pea, U.S.A., Inc.(1)

10.107 Equipment Sublease dated July 3, 1996, between DenAmerica Corp. and Texas BEP, L.P.(1)

10.108 Asset Purchase Agreement effective as of July 3, 1996, among Mid-American Restaurants, Inc., Haig V. Antranikian, and DenAmerica Corp.(1)

21.2    List of Subsidiaries of DenAmerica Corp.(1)

23.2    Consent of KPMG Peat Marwick LLP
___________________
(1) Incorporated by reference to the Registrant's Current Report on Form 8-K as filed on July 18, 1996.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 1, 1996                        DENAMERICA CORP.

                                 By: /s/ Todd S. Brown
                                     --------------------------
                                     Todd S. Brown
                                     Vice President and Chief Financial Officer


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